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                                                              EXHIBIT 10.1.3


                      FIFTH AMENDMENT TO CREDIT AGREEMENT

         THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (the "Amendment") is made as of August 29, 1994, between RYKOFF-SEXTON, INC., a Delaware corporation, ("Borrower") and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association ("Bank").

         WHEREAS, Borrower and Bank entered into that certain Credit Agreement dated as of October 25, 1993, as amended by a First Amendment dated as of December 29, 1993, a Second Amendment dated as of March 18, 1993, a Third Amendment dated as of April 15, 1994, and a Fourth Amendment dated as of April 30, 1994 (the "Agreement");

         WHEREAS, Borrower and Bank desire to modify and amend certain of the terms and provisions of the Agreement;

         NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, Borrower and Bank do hereby mutually agree as follows:

         1. In Section 1, in the definition "Availability Period", the date August 31, 1994, is deleted and the date September 30, 1994, substituted in its stead.

         2. In Section 1, in the definition "LC Availability Period", the date August 31, 1994, is deleted and the date September 30, 1994, substituted in its stead.

         Borrower hereby represents and warrants to Bank that: (i) no default specified in the Agreement and no event which with notice or lapse of time or both would become such a default has occurred and is continuing, (ii) the representations and warranties of Borrower pursuant to the Agreement are true on and as of the date hereof as if made on and as of said date, (iii) the making and performance by Borrower of this Amendment have been duly authorized by all necessary action, and (iv) no consent, approval, authorization, permit or license is required in connection with the making or performance of the Agreement as amended hereby.

         In all other respects, the Agreement shall remain in full force and effect and shall be performed by the parties hereto according to its terms and provisions.

         All capitalized terms used herein are defined as in the Agreement.




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         IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first above written.


                                        RYKOFF-SEXTON, INC.


                                        By:  /s/ VICTOR B. CHAVEZ
                                           -----------------------------
                                               Victor B. Chavez

                                        Title: Vice President and
                                               Chief Accounting Officer


                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION


                                        By:  /s/ MARK J. GLASKY
                                           -----------------------------
                                               Mark J. Glasky
                                               Vice President




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